Dated:  January 27, 1999
Exhibit 99.1

United Airlines Statement on America West Airlines

CHICAGO, January 20, 1999 -- United Airlines has issued the following statement regarding America West Airlines: "United
Airlines confirms that it has expressed to America West Airlines an interest in a possible acquisition of America West."